ACTIVE/126414441.2 AMENDMENT TO STRONGBRIDGE BIOPHARMA PLC 2017 INDUCEMENT PLAN A. The Strongbridge Biopharma plc 2017 Inducement Plan (the “Plan”) is hereby amended by deleting the first sentence of Section 4(a) and substituting therefore the following: “Subject to adjustment as described below, the Company Stock available for Awards under the Plan is 0 (the “Share Pool”)” B. The effective date of this Second Amendment shall be February 28, 2024. C. Except as amended herein, the Plan is confirmed in all other respects.